UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      October 3, 2005 (September 30, 2005)


                             Sharps Compliance Corp.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                   000-22390                 74-2657168
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)



               9350 Kirby Drive, Suite 300, Houston, Texas     77054
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              (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (713) 432-0300
                                                           ---------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     On September 30, 2005, the Company's Board of Directors appointed John R. ("Randy") Grow as a new member of the Board. Mr. Grow was nominated by the Company's Chairman, Chief Executive Officer and President, Dr. Burton J. Kunik, and unanimously approved by the Board of Directors of the Company. Mr. Grow has not yet been appointed to a committee of the Board of Directors. Mr. Grow was one of the founding members (1990) and President of Accredo Health, Inc., a provider of specialty biopharmaceuticals and services. Prior to his career with Accredo Health, Mr. Grow was a Vice President with Caremark Homecare (home infusion services) from 1984 through 1988 and American Hospital Supply (medical surgical manufacturing and distribution) from 1973 through 1984. Mr. Grow is currently a private investor and also involved in various charitable organizations.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SHARPS COMPLIANCE CORP.


     DATE: October 3, 2005               By: /s/ DAVID P. TUSA
                                             -----------------------------------
                                             Name: David P. Tusa
                                             Title: Executive Vice President,
                                                    Chief Financial Officer and
                                                    Business Development


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                                  Exhibit Index


     Exhibit No.       Description
     ------------      ------------
     99.1              Press Release dated October 3, 2005


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